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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
StockerYale, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

STOCKERYALE, INC.
32 Hampshire Road
Salem, New Hampshire 03079

NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

        The Special Meeting in lieu of an Annual Meeting of Stockholders (the "Meeting") of StockerYale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Company's headquarters, 32 Hampshire Road, Salem, New Hampshire 03079, on Wednesday, May 15, 2002 at 10:00 a.m., local time, for the following purposes:

  1.
  To elect seven directors to serve until the next annual meeting and until their successors are duly elected and qualified; and

  2.
  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof as well as on matters related to the conduct of the Meeting.

        Accompanying this Notice of Meeting is a proxy statement and a proxy card, together with the 2001 Annual Report of the Company and the audited consolidated financial statements for the year ended December 31, 2001.

        Stockholders of record at the close of business on March 25, 2002 are entitled to notice of, and to vote at the Meeting and any adjournments or postponements thereof.

        Whether or not you plan to attend the Meeting in person, you are asked to complete, sign, date, and return the enclosed proxy. A proxy may not be effective unless it is received at the office of the Company's transfer agent and registrar, Proxy Services, EquiServe, P.O. Box 9398, Boston, MA 02205-9398 not less than 48 hours before the time fixed for the Meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Francis J. O'Brien, Clerk

April 15, 2002

STOCKERYALE, INC.

PROXY STATEMENT
as of April 15, 2002

Solicitation of Proxies

        This proxy statement is furnished in connection with the solicitation of proxies by the management of StockerYale, Inc. (the "Company"), a Massachusetts corporation, for use at the Special Meeting in lieu of an Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 10:00 a.m., local time, on Wednesday, May 15, 2002 at the Company's headquarters located at 32 Hampshire Road, Salem, New Hampshire, 03079 for the purposes set forth in the Notice of Special Meeting in lieu of an Annual Meeting of Stockholders. This proxy statement and proxy card are first being sent to stockholders on or about April 15, 2002.

Appointment of Proxyholders

        The persons named in the accompanying proxy card are designated as proxyholders by management of the Company.

        To be valid, the completed, signed, and dated proxy card should be received at the office of the Company's transfer agent and registrar, Proxy Services, EquiServe, P.O. Box 9398, Boston, MA 02205-9398 not less than 48 hours before the time fixed for the Meeting.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Voting and Proxies

        The shares of the Company's common stock, par value $.001 per share, represented by a properly executed and deposited proxy will be voted on any matter to properly come before the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the stockholder specifies a choice with respect to any matter to be acted upon, such shares of common stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified, the persons designated by management in the form of proxy will vote the shares represented by the proxy (i) "FOR" the election to the Board of Directors of the nominees; and (ii) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, as well as on matters related to the conduct of the Meeting.

        The proxy confers discretionary authority upon the named proxyholder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters that may properly come before the Meeting, as well as on matters related to the conduct of the Meeting. As of the date of this proxy statement, management is not aware of any amendment, variations or other matters. If such should occur, the persons designated as proxies by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

        The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of common stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld from Director nominees and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the election of Directors, the By-Laws of the Company provide that such election shall be determined by a plurality of the votes cast by the stockholders. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of Directors.

Revocation of Proxies

        A stockholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy, by delivering a later-dated proxy, by delivering to the Clerk of the Company a written revocation of such proxy, or by appearing and voting in person at the Meeting.

Annual Report

        All holders of record are being sent herewith copies of the Company's 2001 Annual Report and Form 10-K, which contains audited financial statements of the Company for the fiscal year ended December 31, 2001. The Annual Report, however, is not part of the proxy soliciting material.

Principal Executive Office

        The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

Voting Securities and Principal Holders Thereof

        The voting securities of the Company consist of its common stock. As of March 25, 2002 there were 12,004,636 shares of common stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed March 25, 2002 as the record date (the "Record Date") for determining stockholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of common stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

Security Ownership of Principal Stockholders and Management

        The following table sets forth, to the best knowledge of the Company, certain information regarding the beneficial ownership of the Company's common stock, as of February 28, 2002, by each person known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each Director of the Company, executive officers named in the Summary Compensation Table below and all of the Company's Directors and executive officers as a group.

Name and Address (1)	Number of Shares of Common stock Beneficially Owned (2)		Percent of Common Stock Beneficially Owned (3)
Mark W. Blodgett	4,351,859	(4)	35.8%
Alain Beauregard	664,324	(5)	5.4%
George A. Fryburg	119,465		1.0%
Paul Jortberg	22,710		*
Steven E. Karol	47,600	(6)	*
Lawrence W. Blodgett	44,003	(7)	*
Clifford L. Abbey	38,000	(8)	*
Dr. Herbert Cordt	10,000		*
Raymond J. Oglethorpe	1,000		*
All Directors and Executive Officers as a group (10 persons)	5,298,961		41.0%
Van Wagoner Capital Management Inc. 345 California Street, Suite 2450 San Francisco, CA 94104	1,283,900		10.9%
Wellington Management Company, LLP 75 State Street, 19th Floor Boston, MA 02109-1809	1,054,400	(9)	9.0%

*
Less than one percent.

(1)
Unless otherwise stated, the address for the named party is c/o StockerYale, Inc., 32 Hampshire Road Salem, NH 03079.

(2)
Includes shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of February 28, 2002 in the following amounts: Mr. Mark W. Blodgett, 437,500 shares of common stock, Mr. Beauregard, 77,500 shares of common stock, Mr. Fryburg, 93,800 shares of common stock, Mr. Jortberg, 22,500 shares of common stock, Mr. Karol, 17,600 shares of common stock, Mr. Abbey, 28,800 shares of common stock, Dr. Cordt, 8,000 shares of common stock, and all Directors and executive officers as a group, 685,700 shares of common stock.

(3)
In computing the number of shares of common stock beneficially owned by a person, shares of common stock subject to options held by that person that are currently exercisable or that become exercisable within 60 days of February 28, 2002 and shares of common stock issuable upon conversion of currently convertible securities or securities that could become convertible held by that person are deemed outstanding. For purposes of computing the percentage of outstanding shares of common stock beneficially owned by such person, the shares subject to options that are currently exercisable within 60 days of February 28, 2002 are deemed to be outstanding for such person but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person.

(4)
Includes 174,314 shares owned by the Helen W. Blodgett Trust, of which Mr. Blodgett is a Trustee, 100,439 shares owned by the HW Blodgett TR U/A/D 1/22/86 Trust, of which Mr. Blodgett is a Trustee, and 750,000 shares owned of record by Mr. Blodgett's spouse.

(5)
Includes 506,324 shares of stock of Lasiris Holdings, Inc., which are convertible into shares of common stock on a one-for-one basis.

(6)
Includes 20,000 shares owned by HMK Enterprises. Mr. Karol is President and Chief Executive Officer of HMK Enterprises.

(7)
Includes 22,200 shares owned indirectly through the Lawrence W. Blodgett Trust, of which Lawrence W. Blodgett is a Trustee.

(8)
Includes 4,000 shares owned by Mr. Abbey's spouse. Mr. Abbey disclaims beneficial ownership of these shares.

(9)
These shares are held of record by various client accounts over which Wellington Management Company, LLP has discretionary power to direct the voting and/or disposition of the shares held by such client accounts pursuant to management agreements with the clients. Wellington Capital Management, LLP disclaims beneficial ownership of these shares.

Matters to be Acted Upon

Item 1—Election of Directors

        Management proposes the persons named in the following table for election as Directors of the Company. Each Director elected will hold office until the next annual meeting of stockholders and until his successor, if any, is elected and qualified, unless he resigns or becomes disqualified to act as a Director. Each nominee is currently serving as a Director of the Company. Stockholders may vote for no more than seven nominees for Director.

        The affirmative vote of a plurality of the shares present and voting in person or by proxy at the Meeting is necessary to elect each of these individuals as Directors. The Company believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election, the proxies will be voted for the election of such other person(s) as the

Board of Directors may nominate and recommend. The following information concerning the respective nominees has been confirmed by each of them as of February 28, 2002:

Proposed Nominee and Principal Occupation

Proposed Nominee and Principal Occupation	Age	Director Since
Mark W. Blodgett Chairman of the Board and Chief Executive Officer	45	1989
Alain Beauregard President Chief Technology Officer and Director	41	1998
Lawrence W. Blodgett Consultant	67	1998
Clifford L. Abbey Chief Executive Officer of San Francisco 415 Corporation	55	1994
Steven E. Karol President of HMK Enterprises, Inc.	47	1997
Dr. Herbert Cordt Managing Director of Cordt & Partner	55	2000
Raymond J. Oglethorpe President of America Online, Inc.	57	2000

The Board of Directors recommends that you vote "FOR" the nominees named above.

        Unless otherwise specified in the enclosed proxy, the persons named in the enclosed proxy intend to vote the shares of common stock represented by each properly executed proxy "FOR" each of the nominees named above.

Information Regarding Directors

        The principal occupation and business experience of each director, none of whom holds a directorship in any other company, is set forth below:

        Mark W. Blodgett purchased a majority of the shares of the common stock of the Company in 1989 and since then he has maintained overall responsibility for daily operations and strategic planning. Prior to joining the Company in 1989, Mr. Blodgett worked for a private merchant bank (1988-1989); was a corporate vice president at Drexel Burnham Lambert, Inc. in New York (1980-1988); and was a merger and acquisition associate for European American Bank in New York (1979-1980). Mr. Blodgett holds an M.A. Honors from the University of St. Andrews, Scotland. Mr. Blodgett is actively involved in the Young Presidents Organization. Mark W. Blodgett is the son of Lawrence W. Blodgett, a Director of the Company, and has been a Director of the Company since 1989.

        Alain Beauregard is President and Chief Technology Officer of the Company. Mr. Beauregard was President of the Company's subsidiary, Lasiris Inc. (now StockerYale Canada), a Canadian manufacturer of industrial lasers for the machine vision and industrial inspection industries, prior to becoming President of the Company on February 1, 2000. Mr. Beauregard holds a B.S. degree in physics from the Universite de Montreal and a Masters degree in physics from Lavall University, Quebec City. Mr. Beauregard co-founded Lasiris in 1985 and became its President in 1987. Mr. Beauregard has been a Director since 1998.

        Lawrence W. Blodgett was the Vice President of Operations for The Andrew Jergens Company prior to becoming a consultant in improving processes and practices in factory performance, engineering solutions and systems implementation for North American & Western European companies. Before The Andrew Jergens Company, Mr. Blodgett served as a Vice President of Manufacturing for Chesebrough-Pond in their Greenwich, Connecticut facilities. Lawrence W. Blodgett is the father of Mark W. Blodgett. Mr. Blodgett has been a Director of the Company since 1998.

        Clifford L. Abbey is the Chief Executive Officer and principal shareholder of San Francisco 415 Corporation, a manufacturer and distributor of designer jeans. Mr. Abbey has an established reputation as a successful entrepreneur, having founded, operated and ultimately sold a number of small and middle-market businesses. Mr. Abbey has been a Director of the Company since 1994.

        Steven E. Karol is President and Chief Executive Officer of HMK Enterprises, Inc., a diversified manufacturing group that includes a steel mini-mill/integrated mill. Mr. Karol received his Bachelor of Science degree at Tufts University, and he is a graduate of the President's Program on Leadership (PPL) at the Harvard University Graduate School of Business Administration. Mr. Karol has been a Director of the Company since 1997.

        Dr. Herbert Cordt is managing director of Cordt & Partner, International Business Consultants, based in Vienna, Austria. He also consults for major Austrian and international companies and represents Salomon Smith Barney in Austria. Dr. Cordt was formerly Vice-Governor of Osterreichische Postsparkasse (Postal Savings Bank) and a member of the managing board of Landerbank, now Bank Austria. Dr. Cordt holds a doctorate in law from the University of Vienna and a master's degree (MSFS) from Georgetown University where he majored in international economics. Dr. Cordt is also an alumnus of the Diplomatic Academy of Vienna and has served on numerous corporate boards in Europe. Dr. Cordt has been a Director of the Company since March 2000.

        Raymond J. Oglethorpe is President of America Online, Inc. and serves on the Merrill Lynch Direct Markets External Advisory Board and Hewlett Packard Global Advisory Board. Prior to joining America Online in 1994, Mr. Oglethorpe directed Redgate Communications Corporation's (a subsidiary of America Online) domestic and international sales, marketing, and client service organization. Mr. Oglethorpe received his Bachelor of Science degree from the University of Arizona and his MBA from George Washington University. Mr. Oglethorpe has been a Director since July 2000.

Board of Directors and its Committees

        Board of Directors.    The Company was managed in 2001 by a seven member Board of Directors. The Board met in person or by telephone on four occasions during fiscal 2001. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of meetings of the committees of the Board of Directors of which he was a member that occurred during the time that such individual was a Director.

        Audit Committee.    The Board has established an Audit Committee consisting of Steven E. Karol, who serves as Chairman of the Audit Committee, Clifford L. Abbey and Dr. Herbert Cordt. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the Nasdaq Stock Market. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; and performs such other functions as may be required by any stock exchange or over-the-counter market upon which the Company's securities may be listed or quoted. The Audit Committee met four times during fiscal 2001 and met once in 2002 to discuss the audited consolidated financial statements for the fiscal year ended December 31, 2001.

        Compensation Committee.    The Company's Board of Directors has established a Compensation Committee to determine the compensation of the Company's executive officers and to grant options and stock awards under the Company's stock option and incentive plans. The Compensation Committee, which consisted of Raymond J. Oglethorpe and Clifford L. Abbey, met three times during fiscal 2001.

        The Board of Directors does not have a standing nominating committee or a committee performing such functions. The full Board of Directors performs the function of such a committee.

Audit Committee Report

Report of the Audit Committee

To the Board of Directors of StockerYale, Inc.:

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31 2001. We have discussed with the Company's independent auditors, Arthur Andersen LLP, the matters required to be discussed by Statement on Auditing Standards No. 61. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as may be modified or amended, and have discussed with the auditors their independence.

        The Audit Committee acts pursuant to the Audit Committee Charter. During fiscal 2001, the Audit Committee adopted a formal Committee Charter, which sets forth responsibilities of the Committee. This Charter was reviewed and approved by the Board of Directors. The Committee reviews this Charter on an annual basis to assess its adequacy. Each of the members of the Audit Committee qualifies and an "independent" Director under the current listing standards of the Nasdaq stock market.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                      Audit Committee

                      Steven E. Karol
                      Clifford L. Abbey
                      Dr. Herbert Cordt

Report of the Compensation Committee of the Board of Directors

        The following report of the Compensation Committee of the Board of Directors (the "Compensation Committee") describes the compensation policies applicable to our executive officers, including the Chief Executive Officer, Mr. Blodgett, with respect to compensation for 2001.

Compensation Philosophy

        The Compensation Committee's philosophy in setting compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee establishes compensation policies that apply to the executive officers, including Mr. Blodgett, and evaluates the performance of these officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance, including: increases in revenues, profits, and stockholder value.

        In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

  •
  Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

  •
  Align pay programs with the Company's annual and long-term business strategies and objectives.

  •
  Provide variable compensation opportunities that are directly linked to the Company's performance and that link executive reward to stockholder return.

        The Compensation Committee focuses primarily on the following two components in forming the total compensation package for the Company's executive officers:

  •
  Base Salary

  •
  Long-Term Incentives

Base Salary

        The Compensation Committee believes that Mr. Blodgett's compensation is competitive within the industry. For the Company's other executive officers, Mr. Blodgett, in consultation with the committee, has established base salary ranges that it believes are competitive in the industry. Base salary is targeted at the competitive median for competitors in technology companies located in the Northeast United States. For the purpose of establishing these levels, the Company compares itself to a self-selected group of technology companies that compete in the Company's primary line of business, i.e. manufacturer of phase masks, specialty optical fiber, and advanced illumination products. There are currently 18 companies in this comparison group, which is subject to occasional change as the Company or it competitors change their focus, merge or are acquired, or as new competitors emerge.

        The Compensation Committee believes that Mr. Blodgett's compensation is competitive within the industry. For the Company's other executive officers, Mr. Blodgett, in consultation with the committee, has established base salary ranges that the Company believes are competitive in the industry, linking a portion of these executives' total compensation to annual bonuses.

Long-Term Incentives

        The principal form of long-term incentive compensation is the grant of stock options. The Compensation Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, and the number of shares subject to each option. Other than stock options, the Compensation Committee made no other long-term performance awards during the last fiscal year. Stock option awards are granted based on individual and/or corporate performance as determined subjectively by the Compensation Committee. The Compensation Committee considers grants of options to executive officers during each fiscal year.

        Stock options provide the Company's executive officers with the opportunity to share in the appreciation of the value of the stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The option vesting periods encourage key employees to continue their employment with the Company.

        All options to executive officers to date have been granted at the fair market value of the underlying common stock on the date of the grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. Certain executive officers received option grants in 2001 as disclosed in this proxy statement.

Internal Revenue Code Section 162 (m)

        The Compensation Committee has determined that it is unlikely that the Company would pay any material amounts in fiscal 2002 that would result in the loss of a Federal income tax deduction under Section 162 (m) of the Internal Revenue Code of 1986, as amended, and accordingly, has not recommended that any special actions be taken or that any plans or programs be revised at this time in light of such tax law provision.

Summary

        The Compensation Committee believes that the Company's executive compensation philosophy of paying the Company's executive officers by means of competitive base salaries, bonus, and long-term incentives, as described in this report, serves the interests of the Company and its stockholders.

Compensation Committee

Raymond J. Oglethorpe
Clifford L. Abbey

Compensation of Directors

        Under the 2000 Stock Option and Incentive Plan, each Director who is not an officer or employee of the Company (an "Independent Director") will receive an annual stock option grant to purchase 4,000 shares of common stock, beginning with the annual meeting following such Director's initial election to the Board. Unless earlier terminated, all options granted to Independent Directors under the 2000 Stock Option and Incentive Plan vest in full on the second anniversary of the grant of such options.

Executive Officers

        The names and ages of all current executive officers of the Company and their principal occupation and business experience during the last five years are as set forth below.

Name	Age	Position
Mark W. Blodgett (1)	45	Chief Executive Officer and Chairman of the Board of Directors
Alain Beauregard (1)	41	President, Chief Technology Officer and Director
Francis J. O'Brien	54	Executive Vice President, Chief Financial Officer and Treasurer
George A. Fryburg	50	Executive Vice President and Chief Operating Officer

(1)
For descriptions of business experience, please refer to "Information Regarding Directors" above.

        Francis J. O'Brien joined StockerYale as Executive Vice President and Chief Financial Officer in October 2001 and is responsible for all aspects of financial management, including accounting and treasury functions and corporate compliance resources. Prior to joining the Company, Mr. O'Brien served as Director of Finance and Business Development for Analogic Corporation. Previously, he was the Corporate Vice President of Finance and Administration for Addison Wesley Longman, directing the finance, accounting, information technology and administrative functions. Mr. O'Brien earned his MBA from Suffolk University and his B.A. from the University of Massachusetts. He is a Certified Public Accountant.

        George A. Fryburg is Executive Vice President and Chief Operating Officer, responsible for sales, marketing, manufacturing, procurement, fulfillment, and distribution. Mr. Fryburg has twenty years of manufacturing experience. He previously held plant manager and operations manager positions with Norton Company (1986-1997) and engineering and manufacturing management positions with GTE Sylvania (1977-1986). Mr. Fryburg holds a B.S. degree in physics from the College of Wooster, and M.S. in Ceramics and Material Science from Case Western Reserve University and an MBA from New Hampshire College. Mr. Fryburg joined the Company in May of 1997.

Compensation of Executive Officers and Directors

Summary Compensation Information

        The table below sets forth summary compensation information for the last three completed fiscal years ended December 31, 2001, 2000 and 1999, with respect to the Chief Executive Officer and the other four most highly compensated executive officers as well as one executive officer who was no longer serving as an executive officer at the end of the 2001 fiscal year (the "Named Executive Officers").

								Long-Term Compensation
	Annual Compensation
Name and Position								Securities Underlying Options (1)		All Other Compensation
	Year	Salary		Bonus		Total
Mark W. Blodgett Chairman and Chief Executive Officer	2001 2000 1999	$ $ $	400,000 381,456 201,073	$ $ $	— — —	$ $ $	4000,000 381,456 201,073	670,000 360,000 320,000	(2)	$ $ $	2,625 2,295 1,350	(7) (7) (7)
Alain Beauregard President, Chief Technology Officer and Director	2001 2000 1999	$ $ $	205,373 177,808 88,470	$ $ $	9,615 — 15,390	$ $ $	214,988 177,808 103,860	190,000 76,000 36,000		$ $ $	— — —
Paul J. Jortberg (3) Senior Vice President—Sales and Marketing Optical Components	2001 2000	$ $	125,000 28,846	$ $	37,500 —	$ $	162,500 28,846	90,000 48,000		$ $	1,307 —	(7)
George A. Fryburg Executive Vice President and Officer and Director	2001 2000 1999	$ $ $	161,473 142,734 108,127	$ $ $	— — 500	$ $ $	161,473 142.734 108,627	168,800 84,800 40,800	(4)	$ $ $	2,503 2,551 1,853	(7) (7) (7)
Francis J. O'Brien (5) Executive Vice President and Chief Financial Officer	2001		$24,616		$—		$24,616	75,000			$—
Gary Godin (6) Executive Vice President and Chief Financial Officer	2001 2000 1999	$ $ $	137,500 137,500 98,077	$ $ $	— — 12,500	$ $ $	137,500 137,500 110,577	20,000 100,000 80,000		$ $ $	2,341 2,275 613	(7) (7) (7)

(1)
All amounts shown are adjusted for the two-for-one stock split on July 31, 2000.

(2)
On December 11, 1999, the Company terminated options granting Mr. Blodgett the right to purchase (i) 42,534 shares of the Company's common stock, originally granted on May 11, 1994 at an exercise price of $7.25 per share, (ii) 20,000 shares of the Company's common stock, originally granted on April 1, 1996 at an exercise price of $6.00 per share, (iii) 20,000 shares of the Company's common stock, originally granted on April 1, 1997 at an exercise price of $5.38 per share and (iv) 35,000 shares of the Company's common stock, originally granted on May 5, 1998 at an exercise price of $3.56 per share.

(3)
Mr. Jortberg became an employee of the Company on October 2, 2000.

(4)
On December 11, 1999, the Company terminated options granting Mr. Fryburg the right to (i) 5,000 shares of the Company's common stock, originally granted on May 19, 1997 at an exercise price of $5.25 per share and (ii) 8,000 shares of the Company's common stock, originally granted on May 5, 1998 at an exercise price of $3.56 per share.

(5)
Mr. O'Brien became an employee of the Company on October 29, 2001.

(6)
Mr. Godin ceased to be an executive officer as of October 29, 2001 and left the Company as of March 31, 2002.

(7)
Amounts reported represent Company contributions to a defined contribution plan.

Option Grants in Last Fiscal Year

        The table below sets forth grants of options to purchase shares of common stock pursuant to the 1996 and 2000 Stock Option Plans made during the last completed fiscal year to the Named Executive Officers. The table also shows the value of the options at the end of the option terms assuming the price of the Company's Common Stock appreciates annually by 5% and 10%, respectively. The options will only have value if they are exercised, and that value will depend entirely on the share price on the exercise date. Potential realizable values are based on assumed compound annual appreciation rates specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. There is no assurance that the price of the Common Stock will appreciate at the rates shown in the table. If the price of the Common Stock appreciates, the value of the Common Stock held by all stockholders will increase. A total of 1,273,010 options to purchase Common Stock were granted to the Company's employees during the fiscal year ended December 31, 2001.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	10%	5%
Mark W. Blodgett	310,000	24.4%	$11.75	4/2/2011	$2,290,749	$5,805,207
Alain Beauregard	150,000	11.8%	$11.75	4/2/2011	$1,108,427	$2,808,971
Francis J. O'Brien	75,000	5.9%	$ 6.60	10/29/2011	$311,303	$788,903
George A. Fryburg	100,000	7.9%	$11.75	4/2/2011	$738,951	$1,872,647
Paul J. Jortberg	30,000	2.4%	$11.75	4/2/2011	$221,685	$561,794
Gary Godin	—	—	$ —	—	$—	$—

Option Exercises and Year-End Option Values

        The table below sets forth the number of unexercised options held at December 31, 2001 and the value of the unexercised in-the-money options held as of such date for each of the Named Executive Officers.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End
					Value of Unexercised In-The-Money Options at Fiscal Year-End (1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mark. W. Blodgett	—	—	320,000	350,000	$3,290,840	$292,352
Alain Beauregard	36,000	$464,310	—	190,000	—	$292,348
Francis J. O'Brien	—	—	—	75,000	—	$336,750
Gary B. Godin (2)	80,000	$784,320	—	20,000	—	$146,174
George A. Fryburg	16,000	$194,000	40,800	128,000	$418,615	$204,644
Paul J. Jortberg	—	—	15,000	75,000	—	—

(1)
These values have been calculated based upon the closing sale price of the Company's common stock reported on the Nasdaq National Market on December 31, 2001.

(2)
Mr. Godin ceased to be an executive officer as of October 29, 2001 and left the Company as of March 31, 2002.

Contracts With Executive Officers

        The Company has no plan or arrangement with respect to the compensation of its executive officers that would be payable upon the resignation, retirement or any other termination of any executive officer's employment with the Company or its subsidiaries or in connection with a change of control of the Company or any subsidiary of the Company or a change in the executive officer's responsibilities following a change in control, other than as described below. Under the 1996 Stock Option Plan, in the event of a change of control, as defined in that plan, the Board of Directors, in its discretion, may provide for substitution or adjustments of outstanding options granted under that plan, or may terminate all unexercised options granted under that plan with or without payment of cash consideration. In addition, certain options granted to outside Directors of the Company vest in full upon such a change of control. Under the 2000 Stock Option and Incentive Plan, upon a sale event, as defined in that plan, all options not previously exercisable become fully exercisable as of the effective time of the sale event.

        Alain Beauregard and the Company are party to an employment agreement dated May 13, 1998 providing for the employment of Mr. Beauregard as President and Chief Executive Officer of StockerYale Canada (formerly Lasiris, Inc.) The initial term of the agreement is three years, with automatic one-year extensions thereafter. If the Company elects not to renew the agreement at any time, Mr. Beauregard will become entitled to receive a lump-sum payment equal to his annual salary then in effect. While employed by StockerYale Canada, Mr. Beauregard is entitled to a salary, an annual bonus, all regular benefits provided to employees of StockerYale Canada, and certain other benefits set forth in the agreement. If Mr. Beauregard is terminated without cause at any time, he will become entitled to a lump-sum severance payment equal to the greater of (a) his remaining salary under the term of the agreement and (b) his annualized salary in effect at the time of termination. Also upon such termination without cause, Mr. Beauregard is entitled to receive all regular medical and dental benefits then in effect for a period of one year following termination. Mr. Beauregard has also agreed to certain confidentiality and non-competition and non-solicitation provisions, which apply during the term of his employment and for a minimum of one year thereafter.

Certain Relationships and Related Transactions

        Mark W. Blodgett, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the son of Lawrence W. Blodgett, a Director of the Company.

Stockholder Return Performance Graph

        The graph set forth below presents the cumulative, five year stockholder return for each of the Company's common stock, the Standard & Poor's 500 Index and an index of peer group companies selected by the Company (the "Peer Group"). The Peer Group consists of the following four publicly traded companies in the specialty optical fiber and component industry: Lightpath Technologies Incorporated; New Focus Incorporated; Oplink Communications and Optical Communication Products Incorporated. The graph assumes an investment of $100 on December 31, 1996 in each of the Company's common stock, the Standard & Poor's 500 Index and the Peer Group, and assumes reinvestment of all dividends. The graph is market capitalization weighted. The historical information set forth below is not necessarily indicative of future performance.

	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001
StockerYale, Inc.	$100.00	$98.95	$19.79	$21.88	$412.49	$369.66
S&P 500 Index	$100.00	$133.36	$171.47	$207.56	$188.66	$166.24
Peer Group Companies	$100.00	$139.39	$109.09	$453.03	$300.83	$40.17

Compliance with 16(a) of the Exchange Act

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied, with the exception of Alain Beauregard, who did not file a timely report on Form 4 to report the exercise of a stock option in 2001.

Independent Public Accountants

        Arthur Andersen was retained as the Company's principal accountant for fiscal year 2001. As of the date of this proxy statement, the Company has not formally selected an independent accountant for 2002. The Audit Committee of the Board of Directors continues to monitor developments at Arthur Andersen LLP in light of recent business and legal developments affecting the firm. The Audit Committee will make a recommendation to the Board after further evaluation, which may include evaluating proposals from other accounting firms. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Audit Fees

        The Company estimates that the aggregate fees billed by its independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, were approximately $203,000.

Financial Information Systems Design and Implementation Fees

        Arthur Andersen LLP provided no professional services of this nature to the Company in fiscal 2001.

All Other Fees

        The Company estimates that the aggregate fees for all other services rendered by its independent auditors for the Company's most recent fiscal year equal approximately $95,000. These fees include work performed by the independent auditors with respect to tax compliance and advisory services, and financial accounting advisory services.

        The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

Item 2—Other Matters

        Management does not know of any other matters to come before the Meeting other than as set forth in the Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and this proxy statement. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holder.

Stockholder Proposals for 2003 Annual Meeting

        For a proposal of a stockholder (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and proxy for the Company's 2003 Annual Meeting of Stockholders, it must be received at the principal offices of the Company on or before December 19, 2002. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives at its principal offices after December 19, 2002. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives on or before December 19, 2002, subject to SEC rules governing the exercise of this authority.

Expense of Solicitation

        The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, facsimile, or other form of electronic communication and in person and arrange for intermediaries to send this proxy statement and proxy card to their principals at the expense of the Company.

Directors' Approval

        The contents of this proxy statement have been approved and its mailing has been authorized by the Directors of the Company.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Francis J. O'Brien, Clerk

April 15, 2002

DETACH HERE

PROXY

STOCKERYALE, INC.

This Proxy is Solicited by the Board of Directors of the Company

        The undersigned stockholder of StockerYale, Inc. (the "Company"), hereby appoints MARK W. BLODGETT and FRANCIS J. O'BRIEN, and each of them singly, as proxy holder for and on behalf of the undersigned, with the power of substitution, to attend, act and vote all of the shares of Common Stock, par value $0.001 per share, held of record by the undersigned as of the close of business on March 25, 2002 for and on behalf of the undersigned as directed and permitted herein, in respect of all matters that may properly come before the Special Meeting in Lieu of an Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m., local time, on Wednesday, May 15, 2002 at the offices of the Company located at 32 Hampshire Road, Salem, New Hampshire or at any adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting or any adjournment or postponement thereof.

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

        Subject to the discretion of the Chairman of the Meeting, to be effective this proxy form must be received at Proxy Services, EquiServe, PO Box 43068, Providence, RI 02460 no later than 48 hours prior to the time of the meeeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

STOCKERYALE, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Dear Shareholder,

        You are cordially invited to attend the annual stockholders meeting of StockerYale, Inc. scheduled for Wednesday, May 15, 2002 at 10:00 a.m. The meeting will be held at our corporate headquarters located at 32 Hampshire Road, Salem, New Hampshire.

        For directions, you can visit our website at: www.stockeryale.com

        If you have any questions regarding the annual meeting, please E-mail Fred Pilon at fpilon@stockeryale.com

Sincerely,
StockerYale, Inc.

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR each of the proposals set forth below. If no direction is made, this proxy will be voted FOR the previous proposals set forth below, and the proxies are each authorized to vote, in their discretion, upon each other as business as may properly come before the Meeting or any adjournments or postponements thereof as well as on other matters incidental to the conduct of the Meeting Place.
1.
Election of Directors
 Nominees:
(01) Mark W. Blodgett, (02) Alain Beauregard, (03) Clifford L. Abbey, (04) Lawrence W. Blodgett, (05) Steven E. Karol, (06) Dr. Herber Cordt, and (07) Raymond J. Oglethorpe.
This proxy form is not valid unless it is signed and dated. If someone other than the registered sharehold of the Company signs this proxy on the shareholder's behalf, authorizing documentation acceptable to the Chairman of the Meeting must be deposited with the Proxy Form.
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	☐	For all nominees except as noted above
						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Signature:	Date:	Signature:	Date:

QuickLinks

STOCKERYALE, INC. 32 Hampshire Road Salem, New Hampshire 03079
NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
STOCKERYALE, INC. PROXY STATEMENT as of April 15, 2002 Solicitation of Proxies
Appointment of Proxyholders
Voting and Proxies
Revocation of Proxies
Annual Report
Principal Executive Office
Voting Securities and Principal Holders Thereof
Security Ownership of Principal Stockholders and Management
Matters to be Acted Upon
Proposed Nominee and Principal Occupation
Board of Directors and its Committees
Audit Committee Report
Report of the Compensation Committee of the Board of Directors
Compensation of Directors
Executive Officers
Certain Relationships and Related Transactions
Stockholder Return Performance Graph
Compliance with 16(a) of the Exchange Act
Independent Public Accountants
Stockholder Proposals for 2003 Annual Meeting
Expense of Solicitation
Directors' Approval